1Q 2010 Presentation May 2010 Exhibit 99.2

Corporate Headquarters
Contacts
Plains Exploration & Production Company
700 Milam, Suite 3100
Houston, Texas 77002
Forward-Looking Statements
This presentation is not for reproduction or distribution to others without PXP’s consent.
Corporate Information
James C. Flores – Chairman, President & CEO
Winston M. Talbert – Exec. Vice President & CFO
Hance V. Myers – Vice President Investor Relations
Joanna Pankey – Manager, Investor Relations
& Shareholder Services
Phone: 713-579-6000
Toll Free: 800-934-6083
Email: investor@pxp.com
Web Site: www.pxp.com
Except for the historical information contained herein, the
matters discussed in this presentation are “forward-looking
statements” as defined by the Securities and Exchange
Commission.  These statements involve certain assumptions PXP made based on its experience and perception of historical trends, current conditions, expected future developments and other
factors it believes are appropriate under the circumstances.
The forward-looking statements are subject to a number of
known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially.  These risks and uncertainties include, among other things, uncertainties inherent in the exploration for and development and production of oil and gas and in estimating reserves, unexpected future capital expenditures, general economic conditions, oil and gas price volatility, the success of our risk management activities, competition, regulatory changes and other factors discussed in
PXP’s filings with the Securities and Exchange Commission.
References to quantities of oil or natural gas may include
amounts that the Company believes will ultimately be produced, but that are not yet classified as "proved reserves" under SEC definitions.

PXP
June 29, 2004
May 20, 2005
August 21, 2007
January 22, 2007
February 6, 2008
20
30
40
50
60
70
80
90
100
110
120
130
140
150
2004 2005 2006 2007 2008 2009 2010 2011 2012
WTI NYMEX Historical Prices and
Forward Curves ($/bbl)
Source: Goldman Sachs, NYMEX
April 26, 2010

PXP
PXP Today
•
~$7 billion enterprise value
(1)
•
360 MMBOE proved reserves YE 2009
•
85,100 BOE per day production
(2)
•
+2.0 billion BOE resource potential
•
140 million shares outstanding
(3)
•
45% debt-to-total capitalization
(3)
(1) Reflects stock price as of March 31, 2010 and total debt.
(2) Reported average production for 1Q 2010.
(3) As of March 31, 2010.

PXP
PXP Strategy Detail
Operationally Balanced
•
Expand development of Diatomite, Non-Diatomite and Miocene
projects to maintain oil production volumes
•
Accelerate Granite Wash potential in the Texas Panhandle
•
Continue Haynesville Shale development to increase natural gas production
•
Develop high potential deepwater Gulf of Mexico discoveries to increase future oil production
•
Develop high impact Gulf of Mexico deep shelf discoveries
Financially Conservative
•
$1.3 Billion available under Credit Revolver
•
Nearest bond maturity 2015

PXP
Identification/Confirmation Growth Strategy
Base Assets + Haynesville
Base Assets + Haynesville
Friesian
Big Mac
Granite Wash
Phobos
Friesian
Big Mac
Granite Wash
Phobos
Davy Jones
Lucius
Friesian
Granite Wash
Blueberry Hill
Davy Jones
Lucius
Friesian
Granite Wash
Blueberry Hill
Davy Jones
Lucius
Blueberry Hill
Davy Jones
Lucius
Blueberry Hill
15%
5 YR CAGR
15%
5 YR CAGR
9%
5 YR CAGR

PXP
0
20
40
60
80
100
120
140
160
180
2010e 2011e 2012e 2013e 2014e
Base 2009 Exploration Success
Exploratory Success Driving Increased
Production Target Growth Rate from 10% to 15%
90
(1)
(1) 2010e production represents guidance mid-point.
(2) Represents corporate targets.
100
(2)
120
(2)
140
(2)
160
(2)
32
32
20
20
11
11
15%
5 YR CAGR
9%
Base
5 YR CAGR

PXP
0
30
60
90
120
150
180
2010 2011 2012 2013 2014
Oil Gas
Multi Year Balanced Oil/Gas
Production Growth
49%
49%
51%
51%
51%
51%
49%
49%
58%
58%
42%
42%
57%
57%
43%
43%
57%
57%
43%
43%
90
(1)
100
(2)
120
(2)
140
(2)
160
(2)
(1) 2010e production represents guidance mid-point.
(2) Represents corporate targets.

PXP
$0.00
$5.00
$10.00
$15.00
$20.00
$25.00
2008 2009 2010 2014
Total Lease Expense Targeted Reduction
$9.06
Natural Gas
$14.05
$3.97
Natural Gas
<$12.00
$6.50
Natural Gas
$16.02
$6.50
Natural Gas
$3.96
$3.96
$1.78
$1.78
$2.04
$2.66
$2.66
$18.90
Total Lease Expense per BOE      Steam Costs per BOE

PXP
Capital Allocation
2009
$1.58 billion
2010E
$1.2 billion
25%
61%
14%
Development
Capital Program
Exploration
23%
41%
36%
Development capital includes exploitation, real estate, capitalized interest and G&A costs but does not include additional capital for exploratory successes.
Exploration capital is defined as discovery and dry hole costs.
H'Ville
H'Ville
Development-Haynesville

PXP
0
100
200
300
400
500
600
700
800
2008 2009 2010 2011 2012 2013
Proved Developed Proved Undeveloped
Proved Reserves Target Growth
292
360
426
(1)
517
(1)
209
72%
209
72%
83
83
130
130
230
64%
230
64%
176
176
250
59%
250
59%
253
253
264
51%
264
51%
(1) Illustrates estimated reserves using NYMEX pricing.
643
(1)
321
321
322
50%
322
50%
719
(1)
359
359
360
50%
360
50%

PXP
Texas/Louisiana
Haynesville Shale
• 111,000 net acres
• 1,400 potential net locations
• 53 rigs operating (34 CHK, 19 other)
(1)
• Current production +100 MMcfe/d net
(1)
Texas Panhandle
• 391,000 gross acres
• 715 square miles 3D
seismic
• Horizontal Granite
Wash potential
• Current Production
~25 MMcfe/d net
(1)
South Texas
• 90,400 gross acres
• 321 square miles 3D seismic
• Current production ~50 MMcfe/d net
(1)
Big Mac
• 30,500 gross acres
• 275 square miles
3D seismic
(1) As of March 31, 2010.
The shaded areas are for illustrative purposes only and do not reflect actual leasehold acreage.
South Texas
South Texas
Haynesville
Panhandle
Big Mac
Big Mac
Flatrock Area
• 54,000 gross acres offshore Louisiana
• 215 square miles 3D seismic
• Will include production from Blueberry
Hill and Hurricane Deep
• Current production ~50 MMcfe/d net
(1)

13 PXP Legend PRODUCING AWAITING COMPLETION 2010 DRILL LOCATIONS ACTIVE DRILLING Location Map Haynesville Shale Leasehold and Activity Map TEXAS LOUISIANA

PXP
0
400
800
1,200
1,600
2,000
2009 2010 2011 2012 2013 2014
0
60
120
180
240
300
Haynesville Shale
Economics
$1.37/Mcfe or $8.24/BOE
(2)
January 1, 2010 Project Cost Forward F&D:
(1) Assumes D&C costs for first 4 years = $7.5 MM per well, after 4 years = $6 MM per well.
(2) Assumes flat NYMEX natural gas pricing of $5.50 per MMBtu.
6.5 Bcfe Est. Median Gross EUR per Well:
$7.5 MM
(1)
Est. Median Gross Well Cost:
6.8 Tcfe
Est. Net Resource Potential:
1,400 Potential Net Locations:
111,000
Net Acreage:
20% WI/15% NRI PXP Interest:
Wells Producing           H'Ville CAPEX            Avg. Yearly Production
MMcf/d
PXP Projected Net Production
$652
MM
$293
MM
$291
MM
$308
MM
$312
MM
$302
MM

PXP
Granite Wash Horizontal Play
Recent High-Rate Completions
NW. Mendota Area
Buffalo
Wallow Area
Projection: NAD 1927 OK  North
PXP LEASES
Horizontal Well
Drilled/Permitted
Legend
Custer
Washita
21 MMCFD / 570 BPD
8.6 MMCFD/1400 BPD
21 MMCFD
20 MMCFD
25 MMCFD / 1900 BPD
21 MMCFD / 1230 BPD
10 MMCFD/3300 BPD
15 MMCFD/3600 BPD
16 MMCFD/3500 BPD
PXP Hanson #40-4H
TD: 15,681’
WOC
PXP Thomas #903H
TD 16,389’
WOC
PXP Britt Caldwell #5015H
TD 18,000’
Drilling
PXP Hanson #29-2H
TD: 15,500’
Drilling
18 MMCFD / 400 BPD
11 MMCFD / 608 BPD
15 MMCFED
20.1 MMCFD
4-30-2010
•
PXP acreage position
–
19,100 net acres
•
Two rigs currently operating
•
58 Primary Granite Wash
Locations (PXP WI 86%)
•
50+ Additional Granite Wash
Locations
•
Industry ROI 35% @
$5.00/MMBtu & $70/bbl
•
2010 Plan
- 13 wells planned
- $90 MM Capex

PXP
California
Onshore/Offshore
Los
Angeles
Basin
Los
Angeles
Basin
San Joaquin
Valley
San Joaquin
Valley
Arroyo
Grande
Arroyo
Grande
Pt Pedernales
Pt Arguello
•
215 MMBOE Net Proved Reserves
•
275 MMBOE Net Development
Resource Potential
•
68% Proved Developed
•
2009 Capex $92 MM
•
14 yr R/P
•
2,500+ future well locations
•
Price differentials protected by
contract
•
Achieved a 22% reduction in LOE
for 2009

PXP
Projection: NAD 1927 CAL VII
Location Map
San Joaquin Valley
T:\California\Regional_CA\Graphics\ppt\\CA_Relief_maps.ppt
Midway Sunset
Cymric
South Belridge
McKittrick
Legend
PXP LEASES
Diatomite/Non-Diatomite
• Steam recovery
•
Development Resource
~ 180 MMBOE
• Diatomite ~ 59 MMBOE
• Non-Diatomite ~ 121
MMBOE
•
2010 Capital ~$100 MM
Diatomite/Non-Diatomite
Onshore California – Bakersfield
Arroyo Grande
Santa Maria Basin
Bakersfield

PXP
Miocene Sands
Onshore California - LA Basin
Location Map
LA Basin
Projection: NAD 1927 CAL VII
Legend
PXP LEASES
T:\California\Regional_CA\Graphics\ppt\\CA_Relief_maps.ppt
Miocene/Pliocene Sands
• Waterflood recovery
•
Development Resource
~ 83 MMBOE
•
2010 Capital ~$75 MM
Los Angeles
Montebello
Inglewood
Urban Area
Las Cienegas

PXP
Davy Jones
Gulf of Mexico - Shallow Water
Subsalt Wilcox & Miocene
Discoveries and Current Operations
Discoveries
2010-2011 Drilling
New Orleans
Flatrock Field
Blueberry Hill
Blackbeard West
John Paul Jones
Blackbeard East
Davy Jones 2
Lafitte

20 PXP Subsalt Wilcox Prospects Davy Jones & John Paul Jones John Paul Jones Prospect Flatrock (Rob L. Operc) Structure Map Top Wilcox Davy Jones Discovery Davy Jones 2

PXP
Regional Cross Section – Subsalt Miocene Play
Eugene Island to South Timbalier
A
A’
Subsalt Miocene Prospects
Blackbeard & Lafitte Regional Cross Section
LAFITTE
EI 223
BLACKBEARD WEST
ST 168 #1 BP2
TD 32,997'
BLACKBEARD EAST
ST 144
PTD 29,950'
W E

PXP
Davy Jones
Gulf of Mexico
Subsalt Wilcox, Miocene & Pliocene
Discoveries and Current Operations
Discoveries
2010-2011 Drilling
New Orleans
Flatrock Field
Blueberry Hill
Blackbeard West
Friesian
Lucius
John Paul Jones
Phobos
Blackbeard East
Davy Jones 2
Lafitte

PXP
Lucius/Phobos Projects
Keathley Canyon Area, GOM
LOUISIANA
LOUISIANA
1007 1008
Keathley Canyon
875 874
963 964
919
876 877
920
921
965
1009
918
Lucius
Discovery
PXP WI 33%
HADRIAN
962
1006
38
41
84
83
82
85
40 39
PHOBOS
Prospect
Miles
0              3
Existing Leases
High Bid- (not yet awarded) Lease Sale 213

PXP
Friesian Project
Green Canyon Area, GOM
Gross Reserve Potential Approx. 125-150 MMBOE
“Holstein”
Miocene Type Log
Friesian 2
Friesian 1
Potential
Production
Hub
Friesian
Tahiti
Front Runner
~ 22 Miles

PXP
Gulf of Mexico
Discoveries, Current Operations and Prospects
Discoveries 2010-2011 Drilling
New Orleans
Davy Jones
Flatrock Field
Blueberry Hill
Blackbeard West
Friesian
Lucius
John Paul Jones
Phobos
Davy Jones 2
Blackbeard East
Lafitte
Prospects
Calico Jack
Drake
Barataria
Flying Dutchman
Hook
Bonnet
England
Captain Blood
Blood & Guts
Calico Jack
Drake
Barataria
Flying Dutchman
Hook
Bonnet
England
Captain Blood
Blood & Guts
Elba
Salus
Rex
Brutus
Augustus
Dutch
Corsica
Capri
Elba
Salus
Rex
Brutus
Augustus
Dutch
Calico Jack
Drake
Barataria
Flying Dutchman
Hook
Bonnet
England
Captain Blood
Silver Fox
Blood & Guts

PXP
+2.0 Billion BOE Resource Potential
Potential Reserves
950 MMBOE
275 MMBOE
100 MMBOE
110 MMBOE
10 MMBOE
~1.4 Billion BOE
Development Resource Potential
Region
Haynesville
California
Panhandle/S. TX
Gulf of Mexico
Rockies
~600 Million BOE
Exploration Resource Potential
Potential Reserves
600 MMBOE
Region
Gulf of Mexico

PXP
$565
$300
$500
$400
$600
$400
$0
$500
$1,000
$1,500
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
Stronger Financial Position
Strong Liquidity With No Near Term Debt Maturities
Revolver Availability          Senior Notes
Millions
$1.3B
Available
Liquidity

PXP
PXP Targets Over Next 5 Years
•
Double reserves of Company resulting in +20%
average per year reserve growth from existing
asset portfolio
•
Grow production 15% per year over the next
5 years
•
Efficiently manage business focusing on cost
reduction and profitability
•
Maintain conservative balance sheet with active
hedging program

29 PXP Addendum

PXP Commodity Price Protection
Oil and Natural Gas Derivative Positions
(1) All of our derivative instruments are settled monthly.
(2) In addition to the deferred premium, an upfront payment of $3.86 per barrel was paid upon entering into these derivative contracts.
(3) PXP receives difference between floor of $80.00 less the Index price up to a maximum of $20.00 per barrel.
(4) PXP receives difference between floor of $80.00 less the Index price up to a maximum of $20.00 per barrel. PXP pays if Index > $110.00 ceiling.
(5) PXP receives difference between floor of $6.12 less the Index price up to a maximum of $1.48 per MMBtu. PXP pays if Index > $8.00 ceiling.
2010
2010
Sales of Natural Gas Production
Henry Hub $0.034
per MMBtu
$6.12 Floor with a
$4.64 Limit
$8.00 Ceiling
85,000 MMBtu Three-way
Collars
(5)
Apr – Dec 2010
WTI $6.087 per Bbl $80.00 Floor with a
$60.00 Limit
40,000 Bbls Put  Options
(3)
Jan – Dec
2012
WTI $1.00 per Bbl $80.00 Floor with a
$60.00 Limit
$110.00 Ceiling
9,000 Bbls Three-way Collars
(4)
Jan – Dec
WTI $5.023 per Bbl $80.00 Floor with a
$60.00 Limit
31,000 Bbls Put  Options
(3)
Jan – Dec
2011
$5.00 per Bbl
(2)
AVERAGE
DEFERRED
PREMIUM
INDEX
AVERAGE
PRICE
DAILY
VOLUME
INSTRUMENT
TYPE
PERIOD
(1)
Sales of Crude Oil Production
WTI $55.00 Strike Price 40,000 Bbls Put  Options Apr – Dec

PXP
- 8.4 Legal Recovery
(4.5) 0.6 Other Operating Income (Expense)
$       0.05 $       0.41 Earnings Per Share - diluted
$         5.2 $       58.5 Net Income
(1)
$       34.9 $     106.2 Income Before Income Taxes
$       (20.3) $     118.8 Income (Loss) From Operations
(91.6) (126.8) DD&A & Accretion Expense
(37.1) (37.4) General & Administrative Expenses
(115.6) (110.1) Production Costs
$     228.5 $     384.1 Revenues
3 mo.
ended
3/31/09
3 mo.
ended
3/31/10
(Millions)
Income Statement Summary
(1) Includes an after-tax gain on mark-to-market derivative contracts of approximately $4.9 million and $55.0 million for the three months ended
March 31, 2010 and 2009, respectively.

1Q 2010 Presentation May 2010